EXHIBIT 10.19

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                           REGULATION S CERTIFICATION

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                             Alaron.com Corporation
                            (A Delaware Corporation)

Alaron.com Corporation
822 West Washington Street
Chicago, Illinois   60607  U.S.A.

Ladies and Gentlemen:

         The undersigned is a purchaser of _________________ shares of Common Stock of Alaron.com Corporation (the "Common Stock" or "Securities") through Prime Asset Management AG (the "Distributor") in the private offer of Securities made by the Company to the Distributor. In connection therewith, and in compliance with the requirements of Regulation S (Rule 901 through Rule 905 and Preliminary Notes thereto) ("Regulation S") promulgated by the U.S. Securities and Exchange Commission ("SEC") under the U.S. Securities Act of 1933, as amended (the "Act"), the undersigned hereby certifies and acknowledges to you as follows:

         1. The undersigned is not a U.S. person (as that term is defined in Regulation S) and is not acquiring the Securities for the account or benefit of any U.S. person or is a U.S. person who purchased Securities in a transaction that did not require registration under the Act;

         2. The undersigned agrees to resell such Securities only in accordance with the provisions of Regulation S, pursuant to a registration under the Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to such Securities unless in compliance with the Act;

         3. The Securities to be issued to the undersigned will contain a legend to the effect that transfer is prohibited except in accordance with the provisions of Regulation S, pursuant to registration under the Act, or pursuant to an available exemption from registration, and that hedging transactions involving the Securities may not be conducted unless in compliance with the Act;

         4. The Company may refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an available exemption from registration;




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         5. The  Distributor  has  provided the  undersigned  with a copy of its
Purchaser's Subscription and Acknowledgment in connection with the purchase of Securities by the undersigned from the Distributor confirming and notifying the undersigned that the undersigned is subject to the same restrictions on offers and sales of the Securities that apply to the Distributor;

         6. The undersigned adopts, and is in full compliance with, all of the applicable representations and warranties of the Distributor in its Purchaser's Subscription and Acknowledgment as if they were representations and warranties of the undersigned and the survival thereof, and further acknowledges receipt of all restrictive notices contained therein; and

         7. The receipt of this duly executed Regulation S Certification is a condition precedent to the Company's acceptance of the undersigned's purchase of Securities and the issuance of certificates, with the appropriate restrictive legends affixed, to the undersigned, against payment therefor, in accordance with the Purchaser's Subscription and Acknowledgment.

         IN WITNESS WHEREOF, the undersigned has executed this Regulation S Certification as of the ______ day of ____________________________, 1999.


                                   PURCHASER:
                                   Name:___________________________________

                                   By:_____________________________________
                                            (Print Name and Title)

                                   Address:________________________________

                                   Mailing Address:________________________

                                   Business Telephone Number:______________
                                   Business Fax Number:____________________
                                   Business Registration Number:___________
                                                                (if applicable)

RECEIPT OF CERTIFICATION ACKNOWLEDGED:
Alaron.com Corporation

By:______________________________
   Steven A. Greenberg, President


Date:______________________, 1999












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